UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 17, 2011

Echo Therapeutics, Inc.
 (Exact name of Company as specified in its charter)

Delaware	000-23017	41-1649949
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Forge Parkway Franklin, Massachusetts		02038
(Address of principal executive offices)		(Zip Code)

Company’s telephone number, including area code: (508) 553-8850

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On March 17, 2011, Echo Therapeutics, Inc. (the “Company”) entered into an Office Lease (the “Lease”) with 8 Penn Center Owner, L.P. (“Landlord”) dated as of March 9, 2011, whereby the Company agreed to lease a total of approximately 5,436 square feet (the “Premises”) located at 8 Penn Center, 1628 JFK Boulevard, Philadelphia, Pennsylvania.

The Lease term is for a maximum of thirty-six (36) months, commencing on the later of April 15, 2011 or substantial completion of the tenant improvements set forth in the Lease (the “Commencement Date”) and ending April 30, 2014.  Provided no event of default has occurred and is then continuing under any of the terms and provisions of the Lease, after the expiration of eighteen (18) months from the Commencement Date, the Company shall have a one time right to terminate the Lease provided that the Company gives Landlord at least ninety (90) days prior written notice of its intention to terminate and together with such notice pays Landlord an amount equal to Forty Two Thousand Two Hundred Twenty-Eight Dollars ($42,228.00).

After abatement of the first full month’s rent on the Lease, the monthly base rent through April 30, 2012 will be $9,739.50, with an increase for the following twelve (12) months of the Lease term to $9,966.00 per month and an increase for the remaining twelve (12) months of the Lease term to $10,192.50 per month.  The Company will pay the Landlord 2.3% of certain operating expenses and property taxes related to the building in which the Premises are located.  Finally, the Company will pay Landlord a cash security deposit in the amount of Nine Thousand Seven Hundred Thirty-Nine Dollars and Fifty Cents ($9,739.50).

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, which is filed as an exhibit hereto and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

The Exhibits listed in the Exhibit Index immediately preceding such Exhibits are filed with or incorporated by reference in this report.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                         ECHO THERAPEUTICS, INC.

Dated:  March 23, 2011
                                                                                                         By: /s/ Harry G. Mitchell
                                                                                                               Harry G. Mitchell
                                                                                                               Chief Operating Officer,
               Chief Financial Officer and
               Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Office Lease by and between the Company and 8 Penn Center Owner, L.P., dated as of March 9, 2011 is incorporated be reference to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 *

_________________________________________

*  Schedules and attachments have been omitted but will be provided to the Commission upon request.